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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OF 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Sierra Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)


     California
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     (State of Incorporation or Organization)

     86 North Main Street, Porterville, California         93257
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     (Address of Principal Executive Offices)              (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates:____________________ (if applicable).

     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                 Name of Each Exchange On Which
     To Be So Registered                 Each Class Is To Be Registered
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     Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

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                                (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Comparison of the Holding Company and Bank Corporate Structures" included in the Registration Statement on Form S-4 (Registration No. 333-53178), filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 2. Exhibits

     2.1 Articles of Incorporation and Amendment to Articles of Incorporation of Registrant (filed as Exhibits 3.1 and 3.2, respectively, to the Registrant's Registration Statement on Form S-4 (Registration No. 333-53178) and incorporated herein by reference.)

     2.2 By-laws of the Registrant (filed as Exhibit 3.3 of the Registrant's Registration Statement of Form S-4 (Registration No. 333-53178) and incorporated herein by reference.)
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                                  SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SIERRA BANCORP


Dated:   August 3, 2001                By: /s/ Jack B. Buchold
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                                           Jack B. Buchold, Senior Vice
                                           President and Chief Financial Officer